FILED

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

2011 SEP 15 A 10:40

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

I/P ENGINE, INC.,

Plaintiff,

v.

AOL, INC.,
GOOGLE, INC.,
IAC SEARCH & MEDIA, INC.,
GANNETT COMPANY, INC., and
TARGET CORPORATION,

Defendants.

Civ. Action No. 2:11 CV 512 - RAJ/FBS

COMPLAINT

Jury Trial Demanded

Plaintiff I/P Engine, Inc. ("I/P Engine") hereby makes this complaint against Defendants AOL, Inc. ("AOL"), Google, Inc. ("Google"), IAC Search & Media, Inc. ("IAC"), Gannett Company, Inc. ("Gannett"), and Target Corporation ("Target") as follows:

NATURE OF ACTION

1. This is a patent infringement action in which I/P Engine seeks compensatory damages, past and future, amounting to no less than reasonable royalties. In the search engine industry, results are positioned on websites based on their determined "rank." For example, in search advertising, an advertisement with the highest "rank" appears in the first position, and so on down the page. Search engines seek to place the high quality advertisements in the best positions because such placements are critical to attracting advertisers, pleasing end users and producing search advertising revenues (the primary source of revenue for search engines). Andrew K. Lang and Donald M. Kosak, inventors of U.S. Patent Nos. 6,314,420 ("the '420 patent") and 6,775,664 ("the '664 patent") (collectively "the patents-in-suit"), invented a relevance filtering technology that is used in the search engine industry, and that has become the

dominant technology used to place high quality advertisements in the best positions and thereby generate substantial revenue. At least some of the defendants knew about the patents-in-suit for years, and despite such knowledge, these defendants continued to use it unlawfully. This patent infringement action seeks a remedy for this unlawful taking.

JURISDICTION AND VENUE

2. This action arises under the United States Patent Act, codified at 35 U.S.C. § 1 et seq., and in particular, 35 U.S.C. §§ 271 and 281-285.

3. This Court has original jurisdiction over the subject matter of this action under 28 U.S.C. §§ 1331 and 1338(a).

4. This Court has personal jurisdiction over AOL, Google, IAC, Gannett, and Target (collectively "Defendants") because, on information and belief, Defendants have transacted business in this District, have committed acts of infringement in this District, and continue to commit acts of infringement in this District.

5. Venue is proper under 28 U.S.C. §§ 1391(b), 1391(c) and 1400(b) because, on information and belief, Defendants have transacted business in this District, have advertised and solicited business in this District, have committed acts of infringement in this District, and have established minimum contacts with this District.

PARTIES

6. I/P Engine is a corporation organized and existing under the laws of the Commonwealth of Virginia, with its corporate headquarters and principal place of business in New York, New York.

7. On information and belief, AOL is a corporation organized under the laws of the State of Delaware, with its corporate headquarters and principal place of business at 770 Broadway,

New York, New York 10003. A significant portion of AOL's operation directed to the infringing technology remains at the campus of its former corporate headquarters at 22000 AOL Way, Dulles, Virginia 20166, where AOL employs thousands of people. On information and belief, AOL generates millions of dollars of search advertising revenue in this District. Moreover, on information and belief, AOL formed its search advertising operation by combining various advertising units of acquired entities. On information and belief, AOL is supporting its search advertising operation at its campus in Dulles, Virginia.

8. On information and belief, Google is a corporation organized under the laws of the State of Delaware, with its corporate headquarters and principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043. A portion of Google's operation is conducted at a location in Reston, Virginia, where on information and belief about fifty (50) employees work on research, development, or design for Google. Moreover, Google has a technical facility in Reston, Virginia, where Google reportedly houses substantial computing resources including, on information and belief, its search advertising infrastructure. Google also, on information and belief, has two other technical facilities within this District in Ashburn, Virginia and Virginia Beach, Virginia.

9. On information and belief, IAC is a corporation organized under the laws of the State of Delaware, with its corporate headquarters and principal place of business at 555 12th Street, # 500, Oakland, California 94607. IAC operates Ask.com and, on information and belief, Ask.com maintains a technical facility in Ashburn, Virginia, where Ask.com reportedly houses data center resources including, on information and belief, some of its search advertising infrastructure.

10. On information and belief, Gannett is a corporation organized under the laws of the

State of Delaware, with its corporate headquarters and principal place of business at 7950 Jones Branch Drive, Tysons Corner, Virginia 22107. On information and belief, Gannett employs thousands of people within this District and generates millions of dollars of revenue in this District including search advertising revenue.

11. On information and belief, Target is a corporation organized under the laws of the State of Minnesota, with its corporate headquarters and principal place of business at 1000 Nicollet Mall, Minneapolis, Minnesota 55403. On information and belief, thousands of residents within this District use Target's website and thus generate search advertising revenue.

FACTUAL BACKGROUND

The Inventors' Involvement in Early Search Companies

12. I/P Engine is a privately held, wholly-owned subsidiary of Innovate/Protect, Inc. that employs Mr. Lang as the company's Chief Executive Officer. Mr. Kosak is a technology advisor to Innovate/Protect, Inc. I/P Engine recently purchased the patents-in-suit from Lycos, Inc. ("Lycos") – an early participant in the Internet search industry.

13. Messrs. Lang and Kosak were researchers and software developers during the early days of the Internet search industry.

14. In 1995, Mr. Lang was a Carnegie Mellon doctoral student researching his dissertation on adaptive filtering and recommendation system technologies. At that time, the Internet search industry was growing rapidly.

15. One of Mr. Lang's thesis advisers, Professor Michael Mauldin, recommended that Mr. Lang start his own company. Shortly thereafter, Mr. Lang did so, leaving Carnegie Mellon to form Empirical Media Corporation, which later was renamed WiseWire Corporation ("WiseWire").

16. Mr. Kosak was the first technologist hired into WiseWire's founding team. Mr. Kosak added years of experience in the commercial search engine field to the WiseWire team having previously led several projects directed to search technologies.

17. In the mid-to-late 1990s, the amount of content (e.g., web pages) available on the Internet was relatively small compared to today. Users frequently accessed Internet web pages by visiting portal sites, which presented content categorized directories through which the users could select links to available web pages.

18. Lycos was one of the leading portal sites of this time. Mr. Lang's Carnegie Mellon professor, Michael Mauldin, was Lycos' founder.

19. Lycos launched its website in 1994. Lycos' website included a directory-based portal and also a query-based search engine; both of which provided access to its content catalog.

20. By 1996, Lycos' content catalog had grown substantially, and Lycos was one of the largest websites of its kind.

21. Other large search sites at the time, such as AOL (known then as America Online) also maintained large content catalogs.

22. As the volume of available Internet content continued to grow and the rate of that growth increased, manual categorization processes presented problems in terms of the amount of material to be categorized and the accuracy of such categorization.

23. As part of managing its content categorization processes, Lycos engaged Messrs. Lang and Kosak through WiseWire to develop filtering techniques to more efficiently, and automatically, categorize content for Lycos' directories including for its advertisements.

24. After working together on several projects for Lycos' website, Lycos acquired WiseWire. Messrs. Lang and Kosak then joined Lycos, Mr. Lang as Chief Technology Officer

and Mr. Kosak as Senior Director of Engineering.

25. The volume of Internet content and Internet usage eventually inundated directory-based portal sites, and query-based search engines incorporating algorithmic search became prominent. Lycos, however, decided to go another direction with its business. Lycos continued as a major portal provider and stopped investing money into search engine/system research and development, including the technology developed by Messrs. Lang and Kosak. Lycos focused instead on portal network operations with regional sites, chat services, personal home pages, horoscopes and other features that would supplement these offerings.

The Search Engine Industry

26. In addition to algorithmic search, query-based search engines experimented with several marketing techniques, generally known as search engine marketing and search advertising, to monetize Internet usage; however, early models had limited success.

27. In 1998, GoTo.com launched pay-per-click ("PPC") based advertising.

28. GoTo.com, later renamed Overture Services, Inc. ("Overture"), obtained success using PPC systems that provided a list of advertisements according to the bid amounts paid by advertisers.

29. Overture's PPC auction model required an advertiser to pay when an end user clicked on the advertiser's link that was displayed along with the advertisement on the results page. The advertiser's bid (e.g., the price each advertiser was willing to pay per click) determined how high each advertiser's link would be ranked relative to other advertisers, and thus an advertiser's bid determined whether and where that advertisement would be displayed on a results page. The advertisement with the highest bid appeared in the first position.

30. The PPC model had shortcomings, however. For example, this model led to free

advertisement impressions for advertisers because an advertiser could bid its way to the top of the ranking and have its advertisement displayed, thereby increasing the likelihood that end users would see the advertiser's advertisement, even if the user was not likely to be interested in clicking the advertiser's link (i.e., the advertisement was not relevant to the user's search query).

The '420 and '664 Patents

31. Before the search engine industry, Messrs. Lang and Kosak conceived of improved technologies needed to produce better search results for users, such as advertising search results. They adapted their filtering techniques to apply to search systems and invented filtering systems and methods that: (i) filter items for content relevancy to a search query or to a "wire," (ii) provide feedback information from prior users, and in filtering the items, (iii) combine the provided feedback information with the content relevancy to determine whether (or where) an item should be "ranked" in a search results response to the query or the "wire" ("Lang/Kosak Relevance Filtering Technology"), as covered by the claims of the '420 and '664 patents.

32. The '420 patent is directed to search engine systems and methods that incorporate the Lang/Kosak Relevance Filtering Technology to provide improved search results to user queries.

33. The '664 patent, which is a related patent to the '420 patent, is also directed to search engine systems and methods incorporating the Lang/Kosak Relevance Filtering Technology.

34. Search engines have incorporated the Lang/Kosak Relevance Filtering Technology, as claimed by the '420 and '664 patents, within their own search and search advertising systems to provide better results.

35. The Lang/Kosak Relevance Filtering Technology is substantially better than other systems, such as bid-based PPC search advertising systems.

36. Claim 10, for example, of the '420 patent covers, in part, a search engine system that

filters results based on a combination of "informons on the basis of applicable content profile data for relevance to the query" and "collaborative feedback data from system users relative to informons considered by such users."

37. The accused systems in this litigation use the Lang/Kosak Relevance Filtering Technology by filtering and presenting search and search advertising results based on a combination of (i) an item's content relevance to a search query; and (ii) click-through-rates from prior users relative to that item.

38. At least since 2006, while Lycos was the owner of the patents-in-suit, Lycos marked the '420 and '664 patents on its website.

Development of the Search Engine Industry

39. According to Google's Chief Economist, "not only are search engines widely used, they are also highly profitable." Google generates billions of dollars of revenue because of its search advertising. Google's Chief Economist also stated that a search engine's "primary source of revenue comes from selling advertisements that are related to the search queries. Since end users tend to find these ads to be highly relevant to their interests, advertisers will pay well to place them. ... Search engine ads are one of the most effective forms of advertising."

40. AOL's current CEO similarly stated that search advertising is AOL's "primary source of revenue." AOL has generated billions of dollars of revenue due to search advertising.

41. Almost all major search advertising systems operating today incorporate the Lang/Kosak Relevance Filtering Technology. These search engines market their search advertising systems based on the features of the Lang/Kosak Relevance Filtering Technology covered by the '420 and '664 patents.

Google's Use of the Patented Technology

42. Google has used and continues to use search and search advertising systems that adopt the Lang/Kosak Relevance Filtering Technology.

43. For example, Google adopted the Lang/Kosak Relevance Filtering Technology with its use of "Quality Score." Google's search advertising systems filter advertisements by using "Quality Score" which is a combination of an advertisement's content relevance to a search query (e.g., the relevance of the keyword and the matched advertisement to the search query), and click-through-rates from prior users relative to that advertisement (e.g., the historical click-through rate of the keyword and matched advertisement).

Google AdWords Help

This Help Center is for the new AdWords interface.
See our New Interface Overview to learn more. If you're still using the previous interface, find help here. Hide

How are ads ranked?

Ads are positioned on search and content pages based on their Ad Rank. The ad with the highest Ad Rank appears in the first position, and so on down the page.

Ad Rank formulas

The criteria determining Ad Rank differ for your keyword-targeted ads depending on whether they're appearing on Google and the search network or on the content network. There's also a third set of criteria determining whether a placement-targeted ad will show on a given content page. Click the links below to see the Ad Rank formula for each scenario.

⊖ Keyword-targeted ads on Google and the search network

A keyword-targeted ad is ranked on a search result page based on the matched keyword's maximum cost-per-click (CPC) bid and Quality Score. Note that some search network partners may adjust ad position based on their own system.

Ad Rank = CPC bid × Quality Score

The Quality Score for Ad Rank on Google and the search network is determined by:

- The historical clickthrough rate (CTR) of the keyword and the matched ad on Google; if the ad is appearing on a search network page, its CTR on that search network partner is also considered
- Your account history, which is measured by the CTR of all the ads and keywords in your account
- The historical CTR of the display URLs in the ad group
- The relevance of the keyword to the ads in its ad group
- The relevance of the keyword and the matched ad to the search query
- Your account's performance in the geographical region where the ad will be shown
- Other relevance factors

44. Google's search advertising systems incorporating "Quality Score" – including products such as AdWords and AdSense for Search – generate advertisements and associated links when end users search from Google's websites including, for example, its main webpage.


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45. Google additionally allows third party publishers – via AdSense for Search – to display advertising search results in response to search queries made on the third party publishers' websites.

46. After adopting the Lang/Kosak Relevance Filtering Technology, Google's market share significantly grew and its profits from search advertising considerably outpaced those of other PPC advertising providers.

47. The Lang/Kosak Relevance Filtering Technology proved to be extremely valuable to Google, allowing Google to generate greater profits and to expand its operations into many other technology areas.

Google's Knowledge of the Patented Technology

48. On information and belief, Google knew about the '420 patent from a prior litigation.

49. In this prior litigation, Overture sued Google for patent infringement. To resolve that matter, on information and belief, Google paid for a license to Overture's U.S. Patent No.

6,269,361 ("the '361 patent") and its related patents.

50. Google reported a non-cash charge of more than $200 million to resolve the Overture litigation, and to resolve other non-patent claims.

51. During the period in which the Overture litigation was pending and prior to execution of the resulting license agreement, Overture was prosecuting a patent application directed to an advertisement-based database system – U.S. Application No. 10/020,712 – that was related to the '361 patent.

52. The U.S. Patent and Trademark Office ("PTO") rejected that related application multiple times citing the '420 patent as prior art.

53. Generally, as part of a due diligence process, a prospective licensee – especially one seeking to resolve a litigation – analyzes the information that could affect their prospective rights under a proposed license agreement including a review of any known prior art. Upon information and belief, Google reviewed the '420 patent and its related patents before executing the Google/Overture license agreement.

<u>AOL's Use of the Patented Technology</u>

54. AOL has used and continues to use search and search advertising systems that adopt the Lang/Kosak Relevance Filtering Technology.

55. For example, on information and belief, AOL incorporated and uses technology from Quigo Technologies, Inc. ("Quigo") in at least one of its search advertising systems, AOL's Advertising.com Sponsored Listings.

56. AOL's Advertising.com Sponsored Listings filters advertisements using a combination based on an advertisement's content relevance to a search query (e.g., contextual relevancy) and click-through-rates from prior users relative to that advertisement (e.g., click-

through rate), as covered by claims of the '420 and '664 patents.

http://www.quigo.com/adsonarPerformanceOpt.htm



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August 24, 2005

AdSonar adds Performance Optimization to its Feature Set

Our developers have been working hard all summer to improve our service. We wanted to share with you one important enhancement that may influence the way you use AdSonar.

Performance Optimization

What's changing:

your click-through rate will begin to more heavily influence the number of impressions your ads receive. Impression volume is determined by a combination of factors including bid price, contextual relevancy and click-through rate. To increase your exposure, you now have several options:

- Make sure the topics you bid on are relevant to your landing page(s). Choose as many topics as you can that are relevant to your ads.
- Test and refine your creative messaging to improve click-through rates. **Ads with high click-through rates will gain more exposure at their existing bid price!**
- **Raise your bids.** High bids combined with high click-through rates will ensure **maximum exposure for your ads.**

Questions?

57. As a second search advertising system, AOL uses Google's search advertising system which uses the Lang/Kosak Relevance Filtering Technology and filters advertisements using a combination based on an advertisement's content relevance to a search query, and click-through-rates from prior users relative to that advertisement.

58. AOL also has a third search advertising system which uses a white-label, modified version of Google's search advertising system and filters advertisements using a combination based on an advertisement's content relevance to a search query, and click-through-rates from prior users relative to that advertisement.

59. On information and belief, at least these three search advertising systems used by AOL generate advertisements and associated links using the Lang/Kosak Relevance Filtering

Technology when end users search from AOL's websites including, for example, its main webpage.


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60. These three search advertising systems have generated significant revenues for AOL.

<u>**AOL's Knowledge of the Patented Technology**</u>

61. On information and belief, AOL was aware of the '420 patent.

62. AOL owns at least one search advertising-related patent – U.S. Patent No. 7,165,119 ("the '119 patent") – that lists the '420 patent on its face.

63. The '119 patent is entitled "Search Enhancement System and Method Having Rankings, Explicitly Specified by the User, Based Upon Applicability and Validity of Search Parameters in Regard to a Subject Matter," and lists Edmund J. Fish of Dulles, Virginia as the inventor.

64. During prosecution of the patent application that issued as the '119 patent, AOL

disclosed the '420 patent to the PTO.

65. The specification of AOL's '119 patent, as originally filed with the PTO, expressly discusses the '420 patent.

IAC's Use of the Patented Technology

66. IAC's website, Ask.com, has used and continues to use search and search advertising systems that adopt the Lang/Kosak Relevance Filtering Technology.

67. For example, Ask.com uses the Lang/Kosak Search Filtering Technology in at least two of its search advertising systems.

68. First, in its own search advertising system called Ask Sponsored Listings, Ask.com filters advertisements using the Lang/Kosak Relevance Filtering Technology by combining an advertisement's content relevance to a search query (e.g., the relevancy of ads) and click-through-rates from prior users relative to that advertisement (e.g., the click volume of ads in comparison to the ads of other advertisers), as covered by claims of the '420 and '664 patents.

What determines the placement of ads?

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What determines the placement of ads?

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What determines the placement of ads?

Answer

Placement of ads on the Ask Sponsored Listings (ASL) network may vary across the ASL network according to the following factors:

- your targeting choices
- ASL network user actions and ASL network content matched with your keywords and ads
- the relevancy of your ads
- the maximum CPCs submitted by you and by other advertisers
- the click volume your ads received in comparison to the ads of other advertisers (CTR)
- the nature of the ASL network web sites and services and
- the display by ASL network web sites and services of other non-ASL advertisements

ASL does not guarantee that an ad will be displayed on any particular ASL network web site or service.

Our ASL network partners may change the ranking of ads when blending them with sponsored links from other providers. The number of sponsored listings displayed by ASL network partners and whether such partners also displays other ads from another paid listings provider on its service will affect your ad's rank.

69. Second, Ask.com uses Google's search advertising system that uses the Lang/Kosak Relevance Filtering Technology and filters advertisements using a combination based on an advertisement's content relevance to a search query, and click-through-rates from prior users relative to that advertisement.

70. On information and belief, both of these search advertising systems used by IAC generate advertisements and associated links using the Lang/Kosak Relevance Filtering Technology when end users search from Ask.com's websites including, for example, its main webpage.


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71. Ask.com has generated substantial revenues due to its search advertising systems.

Others that Use the Patented Technology

72. Other websites use the patented technology in at least their search advertising systems to generate revenue.

73. E-commerce websites such as Target and publishing websites such as Gannett use the Lang/Kosak Relevance Filtering Technology to rank and display advertisements alongside their query-based search results.

74. Target displays advertisements alongside its product search results.


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75. Target's advertisements are generated using Google's search advertising systems, as part of the Google Network, that filter advertisements by using the Lang/Kosak Relevance Filtering Technology, as claimed in the '420 and '664 patents, to combine an advertisement's content relevance to a search query, and click-through-rates from prior users relative to that advertisement when end users search on Target's website.

76. Gannett displays advertisements alongside its news article search results.


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77. Gannett's advertisements are generated using Google's search advertising systems, as part of the Google Network, that filter advertisements by using the Lang/Kosak Relevance Filtering Technology, as claimed in the '420 and '664 patents, to combine an advertisement's content relevance to a search query, and click-through-rates from prior users relative to that advertisement when end users search on Gannett's websites.

FIRST CLAIM FOR RELIEF

(Infringement of U.S. Patent No. 6,314,420)

78. I/P Engine incorporates by reference the allegations contained in paragraphs 1 through 77 above.

79. The '420 patent entitled "Collaborative/Adaptive Search Engine" issued on November 6, 2001, naming Andrew K. Lang and Donald M. Kosak as inventors. A copy of the '420 patent is attached as Exhibit A. I/P Engine is the assignee of all rights, title and interests in and to the '420 patent, and holds the right to sue and recover for past, present, and future infringement thereof.

80. On information and belief, in the United States and in this District, AOL has directly infringed, and continues to directly infringe, at least one claim of the '420 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, its search advertising systems. AOL is liable for its infringement of the '420 patent in violation of 35 U.S.C. § 271.

81. On information and belief, AOL is further liable as an active inducer of infringement of the '420 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as by third party publishers of AOL's Sponsored Listings Network and/or by users of AOL's infringing systems.

82. On information and belief, AOL is a contributory infringer of the '420 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '420 patent, that are known by AOL to be specially made or specially adapted for use in infringement of at least one of the claims of the '420 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

83. Since at least as early as the October 14, 2003 filing date of the patent application that issued as the '119 patent, AOL has had actual and constructive knowledge of the '420 patent.

84. On information and belief, in the United States and in this District, Google has directly infringed, and continues to directly infringe, at least one claim of the '420 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, its search advertising systems. Google is liable for its infringement of the '420 patent in violation of 35 U.S.C. § 271.

85. On information and belief, Google is further liable as an active inducer of infringement of the '420 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as by third party publishers of the Google Network and/or by users of Google's infringing systems.

86. On information and belief, Google is a contributory infringer of the '420 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '420 patent, that are known by Google to be specially made or specially adapted for use in infringement of at least one of the claims of the '420 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

87. Since at least as early as 2004, Google has had actual and constructive knowledge of the '420 patent.

88. On information and belief, in the United States and in this District, IAC has directly infringed, and continues to directly infringe, at least one claim of the '420 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, its search advertising systems. IAC is liable for its infringement of the '420 patent in violation of 35 U.S.C. § 271.

89. On information and belief, IAC is further liable as an active inducer of infringement of the '420 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as by third party publishers of the Ask Sponsored Listings Network and/or by users of IAC's infringing systems.

90. On information and belief, IAC is a contributory infringer of the '420 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United

States components that embody a material part of the inventions described in at least one claim of the '420 patent, that are known by IAC to be specially made or specially adapted for use in infringement of at least one of the claims of the '420 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

91. IAC has been put on notice of the '420 patent and its infringement thereof with at least the filing of this Complaint.

92. IAC has actual and constructive knowledge of the '420 patent.

93. On information and belief, in the United States and in this District, Gannett, who is a third party publisher of Google, has directly infringed, and continues to directly infringe, at least one claim of the '420 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, Google's search advertising system(s). Gannett is liable for its infringement of the '420 patent in violation of 35 U.S.C. § 271.

94. On information and belief, Gannett is further liable as an active inducer of infringement of the '420 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as users of the infringing systems.

95. On information and belief, Gannett is a contributory infringer of the '420 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '420 patent, that are known by Gannett to be specially made or specially adapted for use in infringement of at least one of the claims of the '420 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

96. Gannett has been put on notice of the '420 patent and its infringement thereof with at

least the filing of this Complaint.

97. Gannett has actual and constructive knowledge of the '420 patent.

98. On information and belief, in the United States and within this District, Target, who is a third party publisher of Google, has directly infringed, and continues to directly infringe, at least one claim of the '420 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, Google's search advertising system(s). Target is liable for its infringement of the '420 patent in violation of 35 U.S.C. § 271.

99. On information and belief, Target is further liable as an active inducer of infringement of the '420 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as users of the infringing systems.

100. On information and belief, Target is a contributory infringer of the '420 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '420 patent, that are known by Target to be specially made or specially adapted for use in infringement of at least one of the claims of the '420 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

101. Target has been put on notice of the '420 patent and its infringement thereof with at least the filing of this Complaint.

102. Target has actual and constructive knowledge of the '420 patent.

103. I/P Engine has been damaged by Defendants' infringement, and will continue to be damaged by Defendants' infringement, of the '420 patent, and thus is entitled to recover damages from Defendants to compensate it for the infringement.

104. Pursuant to 35 U.S.C. § 284, I/P Engine is entitled to damages adequate to compensate it for the infringement but in no event less than a reasonable royalty.

105. This case is "exceptional" within the meaning of 35 U.S.C. § 285, and I/P Engine is entitled to an award of attorneys' fees.

SECOND CLAIM FOR RELIEF

(Infringement of U.S. Patent No. 6,775,664)

106. I/P Engine incorporates by reference the allegations contained in paragraphs 1 through 105 above.

107. The '664 patent entitled "Information Filter System and Method for Integrated Content-Based and Collaborative/Adaptive Feedback Queries" issued on August 10, 2004, naming Andrew K. Lang and Donald M. Kosak as inventors. A copy of the '664 patent is attached as Exhibit B. I/P Engine is the assignee of all rights, title and interests in and to the '664 patent, and holds the right to sue and recover for past, present, and future infringement thereof.

108. On information and belief, in the United States and in this District, AOL has directly infringed, and continues to directly infringe, at least one claim of the '664 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, its search advertising systems. AOL is liable for its infringement of the '664 patent in violation of 35 U.S.C. § 271.

109. On information and belief, AOL is further liable as an active inducer of infringement of the '664 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as by third party publishers of AOL's Sponsored Listings Network and/or users of AOL's infringing systems.

110. On information and belief, AOL is a contributory infringer of the '664 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '664 patent, that are known by AOL to be specially made or specially adapted for use in infringement of at least one of the claims of the '664 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

111. AOL has been put on notice of the '664 patent and its infringement thereof with at least the filing of this Complaint.

112. AOL has actual and constructive knowledge of the '664 patent.

113. On information and belief, in the United States and in this District, Google has directly infringed, and continues to directly infringe, at least one claim of the '664 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, its search advertising systems. Google is liable for its infringement of the '664 patent in violation of 35 U.S.C. § 271.

114. On information and belief, Google is further liable as an active inducer of infringement of the '664 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as by third party publishers of the Google Network and/or by users of Google's infringing systems.

115. On information and belief, Google is a contributory infringer of the '664 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '664 patent, that are known by Google to be specially made or specially adapted for use in infringement of at least one of the claims of the '664 patent, and that are not staple articles or

commodities suitable for substantial, non-infringing use.

116. Google has been put on notice of the '664 patent and its infringement thereof with at least the filing of this Complaint.

117. Google has actual and constructive knowledge of the '664 patent.

118. On information and belief, in the United States and in this District, IAC has directly infringed, and continues to directly infringe, at least one claim of the '664 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, its search advertising systems. IAC is liable for its infringement of the '664 patent in violation of 35 U.S.C. § 271.

119. On information and belief, IAC is further liable as an active inducer of infringement of the '664 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as by third party publishers of the Ask Sponsored Listings Network and/or by users of IAC's infringing systems.

120. On information and belief, IAC is a contributory infringer of the '664 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '664 patent, that are known by IAC to be specially made or specially adapted for use in infringement of at least one of the claims of the '664 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

121. IAC has been put on notice of the '664 patent and its infringement thereof with at least the filing of this Complaint.

122. IAC has actual and constructive knowledge of the '664 patent.

123. On information and belief, in the United States and in this District, Gannett, who is

a third party publisher of Google, has directly infringed, and continues to directly infringe, at least one claim of the '664 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, Google's search advertising system(s). Gannett is liable for its infringement of the '664 patent in violation of 35 U.S.C. § 271.

124. On information and belief, Gannett is further liable as an active inducer of infringement of the '664 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as users of the infringing systems.

125. On information and belief, Gannett is a contributory infringer of the '664 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '664 patent, that are known by Gannett to be specially made or specially adapted for use in infringement of at least one of the claims of the '664 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

126. Gannett has been put on notice of the '664 patent and its infringement thereof with at least the filing of this Complaint.

127. Gannett has actual and constructive knowledge of the '664 patent.

128. On information and belief, in the United States and within this District, Target, who is a third party publisher of Google, has directly infringed, and continues to directly infringe, at least one claim of the '664 patent by making, using, providing, selling and/or offering for sale products, services, methods, and systems including, without limitation, Google's search advertising system(s). Target is liable for its infringement of the '664 patent in violation of 35 U.S.C. § 271.

129. On information and belief, Target is further liable as an active inducer of infringement of the '664 patent in violation of 35 U.S.C. § 271 by knowingly taking active steps to encourage and facilitate direct infringement by others such as users of the infringing systems.

130. On information and belief, Target is a contributory infringer of the '664 patent in violation of 35 U.S.C. § 271 by making, using, selling, and/or offering for sale within the United States components that embody a material part of the inventions described in at least one claim of the '664 patent, that are known by Target to be specially made or specially adapted for use in infringement of at least one of the claims of the '664 patent, and that are not staple articles or commodities suitable for substantial, non-infringing use.

131. Target has been put on notice of the '664 patent and its infringement thereof with at least the filing of this Complaint.

132. Target has actual and constructive knowledge of the '664 patent.

133. I/P Engine has been damaged by Defendants' infringement, and will continue to be damaged by Defendants' infringement, of the '664 patent, and thus is entitled to recover damages from Defendants to compensate it for the infringement.

134. Pursuant to 35 U.S.C. § 284, I/P Engine is entitled to damages adequate to compensate it for the infringement but in no event less than a reasonable royalty.

135. This case is "exceptional" within the meaning of 35 U.S.C. § 285, and I/P Engine is entitled to an award of attorneys' fees.

DEMAND FOR JURY TRIAL

136. I/P Engine hereby demands trial by jury on all issues.

PRAYER FOR RELIEF

WHEREFORE, I/P Engine prays for the following relief:

1. Pursuant to 35 U.S.C. § 271, a Judgment that AOL, Google, IAC, Gannett and Target infringe and have infringed at least one claim of the '420 patent and/or at least one claim of the '664 patent;

2. Pursuant to 35 U.S.C. § 284, compensatory damages, past and future, amounting to no less than reasonable royalties, prejudgment interest, and/or any other available damages based on any form of recoverable economic injury sustained by I/P Engine as a result of AOL's, Google's, IAC's, Gannett's and Target's infringement;

3. Pursuant to 35 U.S.C. § 285, an award of I/P Engine's costs and attorneys' fees incurred in this action; and

4. For such other and further relief as this Court deems just and proper.

DATED this 15th day of September 2011

Respectfully submitted,

By: ______________________

Jeffrey K. Sherwood (VA#19222)
DICKSTEIN SHAPIRO LLP
1825 Eye Street, N.W.
Washington, D.C. 20006
Telephone: (202) 420-2200
Facsimile: (202) 420-2201
sherwoodj@dicksteinshapiro.com

Counsel for Plaintiff I/P Engine, Inc.

Frank C. Cimino
DeAnna Allen
Charles J. Monterio, Jr.
Jonathan L. Falkler
DICKSTEIN SHAPIRO LLP
1825 Eye Street, N.W.
Washington, D.C. 20006
Telephone: (202) 420-2200
Facsimile: (202) 420-2201

Of Counsel for Plaintiff I/P Engine, Inc.